Exhibit 10.15

FORM OF AMENDMENT NO. 1 TO

SUBSCRIPTION AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Subscription Agreement, dated November 23, 2020 (the “Subscription Agreement”), by and between Apex Technology Acquisition Corp., a Delaware corporation (“Apex”), and the undersigned subscriber (the “Investor”), is made and entered into as of April    , 2021 by and among Apex and the Investor. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Subscription Agreement.

RECITALS

WHEREAS, Apex and the Investor are parties to the Subscription Agreement (the “Parties”);

WHEREAS, the SEC has recently issued guidance regarding the accounting treatment for the public and private warrants of a special purpose acquisition company (“SPAC”), and Apex is currently reviewing such guidance and may amend the SEC Reports as well as Apex’s registration statement on Form S-4 in connection with the Transaction;

WHEREAS, the Parties desire to amend the Subscription Agreement to extend the term of the Subscription Agreement to July 21, 2021;

WHEREAS, Apex is simultaneously entering into an amendment to the Transaction Agreement to extend the Outside Date (as defined therein) to July 21, 2021; and

WHEREAS, Section 11(f) of the Subscription Agreement provides that the Subscription Agreement may not be modified, waived or terminated except by an instrument in writing signed by each of the Parties.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.    Amendment to the Subscription Agreement.

(a) Section 8 of the Subscription Agreement is hereby deleted and replaced with the following:

“This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Transaction Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties hereto (and the Company) to terminate this Subscription

Agreement, (iii) if the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied, or are not capable of being satisfied, on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be or are not consummated at the Closing and (iv) written notice by either party to the other party to terminate this Subscription Agreement if the transactions contemplated by this Subscription Agreement are not consummated on or prior to July 21, 2021; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. Apex shall notify the Investor of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the termination of this Subscription Agreement in accordance with this Section 8, any monies paid by the Investor to Apex in connection herewith shall be promptly (and in any event within one business day after such termination) returned to the Investor.”

2.     Effect of Amendment. Except as expressly provided herein, this Amendment shall not constitute an amendment, modification or waiver of any provision of the Subscription Agreement or any rights or obligations of any party under or in respect of the Subscription Agreement. Except as modified by this Amendment, the Subscription Agreement shall continue in full force and effect. Upon the execution of this Amendment by the Parties, each reference in the Subscription Agreement to “this Agreement” or the words “hereunder,” “hereof,” “herein” or words of similar effect referring to the Subscription Agreement shall mean and be a reference to the Subscription Agreement as amended by this Amendment, and a reference to the Subscription Agreement in any other instrument or document shall be deemed a reference to the Subscription Agreement as amended by this Amendment. This Amendment shall be subject to, shall form a part of, and shall be governed by, the terms and conditions set forth in the Subscription Agreement, as amended by this Amendment.

3.     General. Section 11 of the Subscription Agreement shall apply to this Amendment mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

APEX TECHNOLOGY ACQUISITION CORP.

By
Name:
Title:

INVESTOR

By
Name:
Title:

[Signature Page to Amendment No. 1 to Subscription Agreement]